Statements of Net Assets Available for Benefits - 401(k) Retirement Savings Plan - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Total investments, at fair value	$ 794,449,092	$ 615,799,783
Receivables:
Employer contributions	232,381	194,886
Notes receivable from participants	15,095,114	12,584,741
Total receivables	15,327,495	12,779,627
Total assets	809,776,587	628,579,410
Net assets available for benefits	$ 809,776,587	$ 628,579,410